                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 11, 1998
                                                          ---------------




                              MICRODYNE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


MARYLAND                                  0-4384                52-0856493
(State or other jurisdiction of   (Commission file number)     (IRS Employer
incorporation or organization)                              Identification No.)

3601 EISENHOWER AVENUE, ALEXANDRIA, VA                             22304
(Address of principal executive office)                       (Zip Code)


                                 (703) 329-3700
              (Registrant's telephone number, including area code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

        On August 11, 1998, the Company, through its wholly owned subsidiary MCTI Acquisition Corporation ("MCTI Acquisition"), acquired four affiliated, privately held companies for cash. MCTI Acquisition purchased all the outstanding stock of APCOM Inc. and Celerity Systems Inc., and the assets and certain liabilities of Acceleration Systems, Inc. and Digital Telcom, Inc. for approximately $16 million. The acquisition is being treated as a purchase for accounting purposes. The Company obtained financing from NationsBank, N.A. to finance the transaction. In conjunction with such financing, the Company obtained a new line of credit facility from NationsBank, N.A. for $10 million payable on October 31, 2000. The Company repaid the current borrowings under its existing revolving line of credit facility totaling $4.5 million with the amount available under this new line of credit. Operations of the companies will be run in conjunction with those of the Company's wholly owned subsidiary, Microdyne Communications Technologies Incorporated (MCTI) located in Ocala, Florida.


Item 7. Financial Statements and Exhibits

        (a)    Financial statements of businesses acquired:

               The Company has determined that it is impracticable to file the required financial statements in this Form 8-K filing. The omitted financial statements will be filed as an amendment to this Form 8-K filing on or before October 25, 1998.

        (b)    Pro Forma financial information:

               The Company has determined that it is impracticable to file the required pro forma financial statements in this Form 8-K filing. The omitted financial statements will be filed as an amendment to this Form 8-K filing on or before October 25, 1998.

        (c)    Exhibits:

               2.2 Stock and Asset Purchase Agreement dated as of August 11, 1998 by and among MCTI Acquisition Corporation, Microdyne Corporation, Gary W. Gallupe, Lillian M. Gallupe, Geoffrey D. Trimmer, Jack Anderson, Dean Kobashigawa and the Other Stockholders Named Herein and Digital Telcom, Inc. and Acceleration Systems, Inc.

               10.40 Credit Agreement Dated as of August 11, 1998 among Microdyne Corporation as Borrower and NationsBank, N.A. as Banks and NationsBank, N.A. as Agent

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MICRODYNE CORPORATION
                                    ---------------------
                                    Registrant


Date:     August 26, 1998           /s/ Massoud Safavi
          ---------------           ------------------
                                    Massoud Safavi
                                    Chief Financial Officer
                                    [Principal Financial Officer]